UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21809

Nuveen S&P 500 Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

BXMX
Nuveen S&P 500 Buy-Write Income Fund

DIAX
Nuveen Dow 30SM Dynamic Overwrite Fund

SPXX
Nuveen S&P 500 Dynamic Overwrite Fund

QQQX
Nuveen Nasdaq 100 Dynamic Overwrite Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft and Michael T. Buckius are co-portfolio managers. Effective February 29, 2016, Daniel M. Ashcraft was added as a portfolio manager for BXMX. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Keith B. Hembre, CFA, and David Friar serve as co-portfolio managers for the Funds.

Here the portfolio managers discuss management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2016.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2016?

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the reporting period ended June 30, 2016, BXMX invested in an equity portfolio which sought to track the total return of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide risk mitigation in the event of a market decline. The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing BXMX to less risk than unhedged equity investments. The portion of the Fund subject to the overwrite sacrifices some of its upside potential in exchange for the premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total return relative to the S&P 500® Index. In rising markets, the options can limit the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended June 30, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the six-month, one-year, five-year, ten-year and/or since inception periods ended June 30, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and a secondary custom blended benchmark.

For the six-month reporting period ended June 30, 2016 BXMX’s shares at NAV underperformed the S&P 500® Index and its secondary index, which is the CBOE S&P 500 BuyWrite Index (BXM). DIAX underperformed the Dow Jones Industrial Average, but outperformed its new secondary index, which is a blend of 55% CBOE DJIA BuyWrite Index (BXD) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index and its new secondary index, which is a blend of 55% the CBOE S&P 500 BuyWrite Index (BXM) and 45% the S&P 500® Index. QQQX outperformed

6	NUVEEN

the NASDAQ 100 Index, but underperformed its new secondary, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXN) and 45% NASDAQ 100 Index.

BXMX

During the reporting period ended June 30, 2016, BXMX invested in an equity portfolio which sought to track the total return of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide risk mitigation in the event of a market decline.

Index call option premiums added to the Fund’s return during four of the six months of the reporting period ended June 30, 2016, with the exceptions being March and May when the S&P 500® Index advanced 6.78% and 1.80%, respectively. BXMX outperformed its secondary benchmark, the BXM, in January, March, April and May while underperforming in February and June.

BXMX returns declined in January, resulting in a performance advantage relative to the BXM. Most of the performance advantage for BXMX was generated as the equity market declined through January 20, 2016, a period that included the expiration and replacement of the January index call option on January 15, 2016. BXMX’s index call management approach, which involves the active management of a diversified portfolio of index call options at various strike prices and expiration dates, generated more call premium than the BXM and, unlike the BXM, avoided the effects of being unhedged during a portion of the equity market decline on January 15, 2016.

Most of the underperformance for BXMX versus the BXM during the reporting period came as the market declined from the end of January through February 11th. The BXM’s performance advantage during the market decline was primarily due to the index call option it wrote in mid-January being more in-the-money at the beginning of February due to the market’s advance over the last half of January. Having an in-the-money call option significantly reduced BXM’s market exposure and helped it offset more of the S&P 500® Index’s decline of 5.59% through February 11th. The weighted-average strike price of BXMX’s portfolio of written index call options was lower than the BXM’s written index call option, resulting in more market exposure and greater participation in the market’s decline.

In March, BXMX had positive returns and outperformed the BXM. March outperformance was primarily due to BXMX’s diversified portfolio of index call options and active approach providing more consistent market exposure as the recovery that began in February stretched into mid-March. By then, the BXM’s single index call option was significantly in- the-money, reducing market exposure and participation in the market’s advance until March 18th, when its contract was replaced with an April expiration contract carrying a higher strike price.

During the modest market advance in April and May, which was accompanied by declines in market volatility, BXMX’s diversified and active approach resulted in steady outperformance of the BXM.

BXMX underperformed the BXM in June. Most of the underperformance in June came during the equity market decline from June 8th through 17th, when the S&P 500® Index lost 2.19%. Over this period, the BXM’s index call option had a lower strike price than the weighted-average strike price of BXMX’s diversified portfolio of index call options, resulting in less market exposure for the BXM and, therefore, less downside participation.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium

NUVEEN	7

Portfolio Managers’ Comments (continued)

received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. Although we reduced the Fund’s option overwrite levels to near 40% as the market rebounded, the Fund was not able to capture the full amount of the upside as the index rallied. The Fund did outperform its new secondary benchmark, which is a blend of 55% CBOE DJIA BuyWrite Index (BXD) and 45% Dow Jones Industrial Average. Unlike the BXD, which has a fixed overlay strategy, we were able to increase the Fund’s overwrite percentage to take advantage of the option premiums and then quickly reduce the option overlay amount to benefit from the equity market rally.

Given the low levels of implied and realized volatility throughout the second half of the reporting period, trading was considerably lighter than during the first half of the reporting period. We kept our option strategy closely tied to the new secondary benchmark, as the Fund’s performance reflects. Our average overwrite levels ranged from 75% to 35%, but on average was slightly elevated at 62% during the second half of the reporting period, compared to 58% during the first half of the reporting period.

As volatility declined, we took advantage of several of the Fund’s strategies as they became more attractive during periods of lower volatility. During the first half of the reporting period, we did utilize custom baskets and single name option trades. However, during the second half of the reporting period, we did not feel the return offered compensated fully for the risk.

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. Although we reduced the Fund’s option overwrite levels to near 40% as the market rebounded, the Fund was not able to capture the full amount of the upside as the index rallied. The Fund underperformed its new secondary index as well, which is a blend of 55% the CBOE S&P 500 BuyWrite Index (BXM) and 45% the S&P 500® Index. While we were able to increase the Fund’s overwrite percentage to take advantage of the option premiums and then quickly reduce the option overlay amount to benefit from the equity market rally, we lowered our overwrite strategy before volatility increased. As a result, we were not able to take advantage of some of the option premium we could have received which BXM was able to capture.

Given the low levels of implied and realized volatility throughout the second half of the reporting period, trading was considerably lighter than during the first half of the reporting period. We kept our option strategy closely tied to the Fund’s new secondary benchmark, as the Fund’s performance reflects. Our average overwrite levels ranged from 75% to 35%, but on average was slightly elevated at 62%, during the second half of the reporting period compared to 58% during the first half of the reporting period.

As volatility declined, we took advantage of several of the Fund’s strategies as they became more attractive during periods of lower volatility. During the first half of the reporting period, we did utilize custom baskets and single name option trades. However, during the second half of the reporting period, we did not feel the return offered compensated fully for the risk.

8	NUVEEN

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

While we were able to outperform the index, we did underperform the Fund’s new secondary benchmark, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXN) and 45% NASDAQ 100 Index. During the reporting period, we lowered our overwrite percentage before volatility increased. We were not able to take advantage of some of the option premium we could have received, which BXN was able to capture. Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. During this time, however, the BXN had a higher overwrite percentage than the Fund and this contributed to the BXN’s outperformance.

Given the low levels of implied and realized volatility in the other indexes during the second half of the reporting period, trading was considerably lighter. Our average overwrite levels ranged from 75% to 35%, but on average was slightly elevated at 60% during the second half of the reporting period, compared to 58% during the first half of the reporting period.

As volatility declined, we took advantage of several of the Fund’s strategies as they became more attractive during periods of lower volatility. During the first half of the reporting period, we did utilize custom baskets and single name option trades. However, during the second half of the reporting period, we did not feel the return offered compensated fully for the risk.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of May 31, 2016, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has adopted a managed distribution program. The goal of a Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in each Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether each Fund’s returns for the specified time periods were sufficient to meet their distributions.

10	NUVEEN

Data as of May 31, 2016

		Per Share Distribution			YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	Annualized Total Return on NAV			YTD Distribution Rate on NAV[4]
Fund	Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]				1-Year	5-Year	YTD
BXMX	10/2004	$0.2380	$0.0793	$0.0153	$0.3016	$5.0200	7.14%	2.39%	7.40%	1.75%	3.57%
DIAX	4/2005	$0.2660	$0.0887	$0.0231	$(0.1139)	$5.2172	6.75%	(0.40)%	7.85%	1.57%	3.38%
SPXX	11/2005	$0.2500	$0.0833	$0.0180	$0.4583	$4.9999	6.78%	0.41%	7.28%	1.93%	3.39%
QQQX	1/2007	$0.3500	$0.1167	$0.0091	$0.4699	$9.7751	7.24%	0.84%	12.95%	(1.40)%	3.62%

[1]	Net Investment Income, which is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of each Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2016

		Current Quarter			Calendar YTD
		Estimated Source of Distribution			Estimated Per Share Amounts
Fund	Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
BXMX	$0.2380	19.2%	63.4%	17.4%	$0.4760	$0.0916	$0.3016	$0.0828
DIAX	$0.2660	28.2%	0.0%	71.8%	$0.5320	$0.1500	$0.000	$0.3820
SPXX	$0.2500	21.0%	79.0%	0.0%	$0.5000	$0.1051	$0.3949	$0.000
QQQX	$0.3500	9.3%	67.1%	23.6%	$0.7000	$0.0650	$0.4699	$0.1651

[1]	Net Investment Income and is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of capital and may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares cumulatively repurchased and retired	460,238	0	383,763	0
Shares authorized for repurchase	10,355,000	3,610,000	1,615,000	3,655,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

NUVEEN	11

Share Information (continued)

OTHER SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$13.16	$15.70	$14.58	$18.75
Share price	$13.03	$14.53	$13.52	$17.86
Premium/(Discount) to NAV	(0.99)%	(7.45)%	(7.27)%	(4.75)%
6-month average premium/(discount) to NAV	(3.53)%	(10.40)%	(8.78)%	(5.68)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

NUVEEN	13

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
BXMX at NAV	2.27%	3.45%	7.68%	5.44%
BXMX at Share Price	0.65%	9.62%	9.64%	6.61%
S&P 500® Index	3.84%	3.99%	12.10%	7.42%
CBOE S&P 500 Buy-Write Index (BXM)	2.43%	3.99%	6.97%	4.62%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.0%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	(4.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)1

Apple, Inc.	3.0%
Microsoft Corporation	2.4%
Exxon Mobil Corporation	2.2%
Johnson & Johnson	2.0%
Berkshire Hathaway Inc.,	1.9%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	5.9%
Pharmaceuticals	5.7%
Banks	5.4%
Internet Software & Services	4.8%
Software	4.5%
Technology Hardware, Storage & Peripherals	3.7%
Biotechnology	3.3%
Media	3.0%
IT Services	2.9%
Health Care Providers & Services	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Specialty Retail	2.7%
Aerospace & Defense	2.7%
Diversified Telecommunication Services	2.6%

Real Estate Investment Trust	2.6%
Industrial Conglomerates	2.5%
Beverages	2.5%
Diversified Financial Services	2.4%
Internet & Catalog Retail	2.4%
Insurance	2.4%
Food & Staples Retailing	2.2%
Tobacco	2.1%
Household Products	2.1%
Health Care Equipment & Supplies	2.0%
Machinery	1.9%
Repurchase Agreements	2.9%
Other	19.1%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	15

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
DIAX at NAV	2.90%	2.57%	8.38%	6.87%
DIAX at Share Price	4.98%	5.44%	7.57%	6.38%
Dow Jones Industrial Average (DJIA)	4.31%	4.50%	10.41%	7.66%
DIAX Blended Benchmark	2.38%	2.39%	7.63%	6.06%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Repurchase Agreements	1.3%
U.S. Government and Agency Obligations	0.9%
Other Assets Less Liabilities	(2.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

3M Co.	6.7%
International Business Machines Corporation	5.8%
Goldman Sachs Group, Inc.	5.7%
UnitedHealth Group Incorporated	5.4%
Boeing Company	5.0%

Portfolio Composition

(% of total investments)1

Aerospace & Defense	8.7%
IT Services	8.4%
Pharmaceuticals	8.0%
Industrial Conglomerates	7.7%
Oil, Gas & Consumable Fuels	7.4%
Capital Markets	5.6%
Health Care Providers & Services	5.3%
Specialty Retail	4.8%
Hotels, Restaurants & Leisure	4.5%
Insurance	4.4%
Media	3.7%
Technology Hardware, Storage & Peripherals	3.6%
Household Products	3.2%
Machinery	2.8%
Repurchase Agreements	1.3%
U.S. Government and Agency Obligations	0.9%
Other	19.7%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	17

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
SPXX at NAV	2.48%	2.46%	7.60%	5.27%
SPXX at Share Price	4.15%	6.66%	8.67%	6.08%
S&P 500® Index	3.84%	3.99%	12.10%	7.42%
SPXX Blended Benchmark	3.10%	4.05%	9.31%	6.01%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.0%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	3.1%
Microsoft Corporation	2.5%
Alphabet Inc.	2.5%
Exxon Mobil Corporation	2.2%
General Electric Company	1.8%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	5.9%
Pharmaceuticals	5.9%
Banks	5.4%
Internet Software & Services	4.8%
Technology Hardware, Storage & Peripherals	4.1%
Software	3.8%
IT Services	3.4%
Specialty Retail	3.4%
Biotechnology	3.2%
Insurance	3.1%
Health Care Providers & Services	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Media	2.8%
Industrial Conglomerates	2.8%

Diversified Telecommunication Services	2.7%
Aerospace & Defense	2.6%
Internet & Catalog Retail	2.3%
Food & Staples Retailing	2.2%
Diversified Financial Services	2.2%
Beverages	2.2%
Household Products	2.2%
Tobacco	2.2%
Chemicals	2.1%
Health Care Equipment & Supplies	2.0%
Real Estate Investment Trust	2.0%
Repurchase Agreements	0.9%
Other	19.7%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	19

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
QQQX at NAV	(2.68)%	1.27%	13.18%	9.24%
QQQX at Share Price	(4.22)%	4.44%	12.67%	8.60%
Nasdaq 100® Index	(3.17)%	1.77%	15.16%	11.24%
QQQX Blended Benchmark	(2.07)%	2.80%	10.26%	6.97%

Since inception returns are from 1/30/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.8%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	11.1%
Alphabet Inc.	9.7%
Microsoft Corporation	8.8%
Amazon.com, Inc.	7.6%
Facebook Inc.	5.4%

Portfolio Composition

(% of total investments)1

Internet Software & Services	17.2%
Technology Hardware, Storage & Peripherals	11.2%
Software	10.4%
Semiconductors & Semiconductor Equipment	10.0%
Biotechnology	9.9%
Internet & Catalog Retail	9.3%
Media	4.1%
Communications Equipment	3.4%
IT Services	3.4%
Repurchase Agreements	1.3%
Other	19.8%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	21

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for BXMX, SPXX, DIAX and QQQX; at this meeting the shareholders were asked to elect Board Members.

	BXMX	SPXX	DIAX	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	90,246,100	13,620,460	29,320,146	31,697,213
Withhold	1,840,411	292,555	2,058,905	1,222,728
Total	92,086,511	13,913,015	31,379,051	32,919,941
Judith M. Stockdale
For	89,993,253	13,603,241	29,164,927	31,612,519
Withhold	2,093,258	309,774	2,214,124	1,307,422
Total	92,086,511	13,913,015	31,379,051	32,919,941
Carole E. Stone
For	90,187,174	13,612,739	29,268,513	31,662,234
Withhold	1,899,337	300,276	2,110,538	1,257,707
Total	92,086,511	13,913,015	31,379,051	32,919,941
Margaret L. Wolff
For	90,176,014	13,619,990	29,264,218	31,677,992
Withhold	1,910,497	293,025	2,114,833	1,241,949
Total	92,086,511	13,913,015	31,379,051	32,919,941

22	NUVEEN

BXMX

Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.0%

	COMMON STOCKS – 101.0% (2)

	Aerospace & Defense – 2.8%

67,004	Boeing Company	$8,701,809
85,468	Honeywell International Inc.	9,941,638
8,874	Huntington Ingalls Industries Inc.	1,491,098
28,502	Northrop Grumman Corporation	6,335,425
41,608	Raytheon Company	5,656,608
63,296	United Technologies Corporation	6,491,005
	Total Aerospace & Defense	38,617,583

	Air Freight & Logistics – 0.8%

97,986	United Parcel Service, Inc., Class B	10,555,052

	Airlines – 0.3%

104,813	United Continental Holdings Inc., (3)	4,301,526

	Auto Components – 0.2%

25,665	Cooper Tire & Rubber Company	765,330
85,832	Gentex Corporation	1,326,104
	Total Auto Components	2,091,434

	Automobiles – 0.5%

388,012	Ford Motor Company	4,877,311
50,303	Harley-Davidson, Inc.	2,278,726
	Total Automobiles	7,156,037

	Banks – 5.6%

904,735	Bank of America Corporation	12,005,833
262,997	Citigroup Inc.	11,148,443
33,724	Comerica Incorporated	1,387,068
71,851	Fifth Third Bancorp.	1,263,859
86,613	First Horizon National Corporation	1,193,527
289,842	JPMorgan Chase & Co.	18,010,782
29,619	Lloyds TSB Group PLC, ADR	87,968
17,603	M&T Bank Corporation	2,081,203
234,861	U.S. Bancorp	9,471,944
408,071	Wells Fargo & Company	19,314,000
	Total Banks	75,964,627

	Beverages – 2.6%

317,900	Coca-Cola Company	14,410,407
26,871	Monster Beverage Corporation, (3)	4,318,438
153,014	PepsiCo, Inc.	16,210,303
	Total Beverages	34,939,148

	Biotechnology – 3.4%

141,335	AbbVie Inc.	8,750,050
74,396	Amgen Inc.	11,319,351
23,477	Biogen Inc., (3)	5,677,208
92,394	Celgene Corporation, (3)	9,112,820
129,156	Gilead Sciences, Inc.	10,774,194
7,017	Shire plc, ADR	1,291,689
	Total Biotechnology	46,925,312

NUVEEN	23

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Building Products – 0.2%

14,850	Allegion PLC	$1,031,036
50,210	Masco Corporation	1,553,497
	Total Building Products	2,584,533

	Capital Markets – 1.5%

201,302	Charles Schwab Corporation	5,094,954
28,291	Eaton Vance Corporation	999,804
53,481	Goldman Sachs Group, Inc.	7,946,207
73,083	Legg Mason, Inc.	2,155,218
150,485	Morgan Stanley	3,909,600
26,522	Waddell & Reed Financial, Inc., Class A	456,709
	Total Capital Markets	20,562,492

	Chemicals – 1.9%

22,572	Chemours Company	185,993
125,443	Dow Chemical Company	6,235,772
94,286	E.I. Du Pont de Nemours and Company	6,109,733
32,774	Eastman Chemical Company	2,225,355
60,395	Monsanto Company	6,245,447
48,329	Olin Corporation	1,200,492
80,712	RPM International, Inc.	4,031,564
	Total Chemicals	26,234,356

	Commercial Services & Supplies – 0.4%

14,145	Deluxe Corporation	938,804
26,475	Pitney Bowes Inc.	471,255
28,908	R.R. Donnelley & Sons Company	489,123
60,369	Waste Management, Inc.	4,000,654
	Total Commercial Services & Supplies	5,899,836

	Communications Equipment – 1.1%

4,101	ADTRAN, Inc.	76,484
24,808	Ciena Corporation, (3)	465,150
401,182	Cisco Systems, Inc.	11,509,912
2,206	Lumentum Holdings Inc., (3)	53,385
36,243	Motorola Solutions Inc.	2,390,951
11,034	Viavi Solutions Inc., (3)	73,155
	Total Communications Equipment	14,569,037

	Consumer Finance – 0.8%

89,615	American Express Company	5,445,007
84,491	Discover Financial Services	4,527,873
45,177	Navient Corporation	539,865
132,929	SLM Corporation, (3)	821,501
	Total Consumer Finance	11,334,246

	Containers & Packaging – 0.2%

8,477	Avery Dennison Corporation	633,656
34,840	Packaging Corp. of America	2,331,841
5,718	Sonoco Products Company	283,956
	Total Containers & Packaging	3,249,453

	Distributors – 0.2%

23,190	Genuine Parts Company	2,347,988

	Diversified Consumer Services – 0.0%

7,623	Apollo Group, Inc., (3)	69,522

24	NUVEEN

Shares	Description (1)	Value

	Diversified Financial Services – 2.5%

181,305	Berkshire Hathaway Inc., Class B, (3)	$26,251,151
41,332	CME Group, Inc.	4,025,737
13,916	Intercontinental Exchange, Inc.	3,561,939
39,312	Leucadia National Corporation	681,277
	Total Diversified Financial Services	34,520,104

	Diversified Telecommunication Services – 2.7%

450,790	AT&T Inc.	19,478,636
23,019	CenturyLink Inc.	667,781
192,058	Frontier Communications Corporation	948,767
290,257	Verizon Communications Inc.	16,207,951
3,033	Windstream Holdings Inc.	28,116
	Total Diversified Telecommunication Services	37,331,251

	Electric Utilities – 1.7%

71,565	Duke Energy Corporation	6,139,561
98,619	Great Plains Energy Incorporated	2,998,018
89,635	OGE Energy Corp.	2,935,546
61,214	Pinnacle West Capital Corporation	4,962,007
116,253	Southern Company	6,234,648
	Total Electric Utilities	23,269,780

	Electrical Equipment – 0.9%

52,322	Eaton Corporation PLC	3,125,193
76,676	Emerson Electric Company	3,999,420
11,240	Hubbell Inc.	1,185,483
35,453	Rockwell Automation, Inc.	4,070,713
	Total Electrical Equipment	12,380,809

	Electronic Equipment, Instruments & Components – 0.2%

151,993	Corning Incorporated	3,112,817

	Energy Equipment & Services – 1.3%

8,826	Diamond Offshore Drilling, Inc.	214,737
139,879	Halliburton Company	6,335,120
72,619	Patterson-UTI Energy, Inc.	1,548,237
128,328	Schlumberger Limited	10,148,178
	Total Energy Equipment & Services	18,246,272

	Food & Staples Retailing – 2.3%

123,597	CVS Health Corporation	11,833,177
154,875	Kroger Co.	5,697,851
105,123	SUPERVALU INC., (3)	496,181
74,151	Walgreens Boots Alliance Inc.	6,174,554
99,955	Wal-Mart Stores, Inc.	7,298,714
	Total Food & Staples Retailing	31,500,477

	Food Products – 0.8%

222,831	Mondelez International Inc., Class A	10,141,039

	Gas Utilities – 0.4%

11,767	AGL Resources Inc.	776,269
33,764	Atmos Energy Corporation	2,745,688
23,688	National Fuel Gas Company	1,347,373
4,901	ONE Gas Inc.	326,358
	Total Gas Utilities	5,195,688

	Health Care Equipment & Supplies – 2.1%

163,485	Abbott Laboratories	6,426,595
47,152	Baxter International, Inc.	2,132,213

NUVEEN	25

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

13,397	Halyard Health Inc., (3)	$435,670
36,821	Hill-Rom Holdings Inc.	1,857,619
62,936	Hologic Inc., (3)	2,177,586
3,873	Intuitive Surgical, Inc., (3)	2,561,641
148,378	Medtronic, PLC	12,874,759
	Total Health Care Equipment & Supplies	28,466,083

	Health Care Providers & Services – 3.0%

47,337	Aetna Inc.	5,781,268
34,819	Anthem Inc.	4,573,127
69,194	Brookdale Senior Living Inc., (3)	1,068,355
89,014	Express Scripts Holding Company, (3)	6,747,261
42,009	HCA Holdings Inc., (3)	3,235,113
27,123	Henry Schein Inc., (3)	4,795,346
15,942	Kindred Healthcare Inc.	179,985
101,713	UnitedHealth Group Incorporated	14,361,876
	Total Health Care Providers & Services	40,742,331

	Health Care Technology – 0.2%

47,111	Cerner Corporation, (3)	2,760,705

	Hotels, Restaurants & Leisure – 1.5%

54,924	Carnival Corporation	2,427,641
34,368	Interval Leisure Group Inc.	546,451
6,469	Las Vegas Sands Corp.	281,337
112,962	McDonald’s Corporation	13,593,847
23,179	Starwood Hotels & Resorts Worldwide, Inc.	1,714,087
15,729	Wynn Resorts Ltd	1,425,677
	Total Hotels, Restaurants & Leisure	19,989,040

	Household Durables – 0.8%

8,957	Garmin Limited	379,956
50,944	KB Home	774,858
112,138	Newell Brands Inc.	5,446,543
16,680	TopBuild Corporation, (3)	603,816
1,285	Tupperware Corporation	72,320
23,580	Whirlpool Corporation	3,929,371
	Total Household Durables	11,206,864

	Household Products – 2.2%

112,288	Colgate-Palmolive Company	8,219,482
34,108	Kimberly-Clark Corporation	4,689,168
197,194	Procter & Gamble Company	16,696,416
	Total Household Products	29,605,066

	Industrial Conglomerates – 2.6%

60,776	3M Co.	10,643,093
692,030	General Electric Company	21,785,104
18,149	Roper Technologies, Inc.	3,095,493
	Total Industrial Conglomerates	35,523,690

	Insurance – 2.5%

75,894	Allstate Corporation	5,308,785
127,845	American International Group, Inc.	6,761,722
34,937	Arthur J. Gallagher & Co.	1,663,001
40,755	CNO Financial Group Inc.	711,582
29,385	FNF Group	1,101,938
65,958	Genworth Financial Inc., Class A, (3)	170,172
74,204	Hartford Financial Services Group, Inc.	3,293,174
2,764	Kemper Corporation	85,629
77,588	Lincoln National Corporation	3,008,087

26	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

92,040	Marsh & McLennan Companies, Inc.	$6,301,058
43,987	Travelers Companies, Inc.	5,236,212
	Total Insurance	33,641,360

	Internet & Catalog Retail – 2.5%

32,312	Amazon.com, Inc., (3)	23,123,113
14,979	HSN, Inc.	732,922
41,884	NetFlix.com Inc., (3)	3,831,548
5,011	Priceline Group, Inc. (The), (3)	6,255,783
	Total Internet & Catalog Retail	33,943,366

	Internet Software & Services – 5.0%

50,540	Akamai Technologies, Inc., (3)	2,826,702
30,442	Alphabet Inc., Class A, (3)	21,416,860
18,483	Alphabet Inc., Class C, (3)	12,792,084
150,929	eBay Inc., (3)	3,533,248
202,940	Facebook Inc., Class A, (3)	23,191,983
20,261	IAC/InterActiveCorp	1,140,694
42,286	VeriSign, Inc., (3)	3,656,048
	Total Internet Software & Services	68,557,619

	IT Services – 3.0%

8,261	Alliance Data Systems Corporation, (3)	1,618,495
84,819	Automatic Data Processing, Inc.	7,792,322
72,996	Fidelity National Information Services, Inc.	5,378,345
58,645	International Business Machines Corporation	8,901,138
121,830	PayPal Holdings, Inc., (3)	4,448,013
170,320	Visa Inc., Class A	12,632,634
	Total IT Services	40,770,947

	Leisure Products – 0.2%

30,641	Mattel, Inc.	958,757
18,145	Polaris Industries Inc.	1,483,535
	Total Leisure Products	2,442,292

	Machinery – 2.0%

84,971	Caterpillar Inc.	6,441,652
30,864	Cummins Inc.	3,470,348
25,751	Deere & Company	2,086,861
33,718	Graco Inc.	2,663,385
35,953	Hillenbrand Inc.	1,080,028
36,751	Ingersoll-Rand PLC, Class A	2,340,304
16,893	Parker Hannifin Corporation	1,825,289
10,877	Snap-on Incorporated	1,716,608
38,813	Stanley Black & Decker Inc.	4,316,782
35,488	Timken Company	1,088,062
	Total Machinery	27,029,319

	Media – 3.1%

46,847	CBS Corporation, Class B	2,550,351
226,828	Comcast Corporation, Class A	14,786,917
23,849	DISH Network Corporation, Class A, (3)	1,249,688
86,999	New York Times Company (The), Class A	1,052,688
162,502	News Corporation, Class A	1,844,398
60,081	Omnicom Group, Inc.	4,896,001
31,371	Regal Entertainment Group, Class A	691,417
155,835	Walt Disney Company	15,243,780
	Total Media	42,315,240

NUVEEN	27

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining – 0.5%

246,902	Alcoa Inc.	$2,288,782
20,083	Barrick Gold Corporation	428,772
42,637	Newmont Mining Corporation	1,667,959
24,595	Nucor Corporation	1,215,239
24,417	Southern Copper Corporation	658,771
	Total Metals & Mining	6,259,523

	Multiline Retail – 0.8%

25,954	Dollar Tree Inc., (3)	2,445,905
48,996	Macy’s, Inc.	1,646,756
55,925	Nordstrom, Inc.	2,127,946
23,907	Sears Holdings Corporation, (3)	325,374
59,302	Target Corporation	4,140,466
	Total Multiline Retail	10,686,447

	Multi-Utilities – 1.5%

54,853	Ameren Corporation	2,939,024
57,390	Consolidated Edison, Inc.	4,616,452
18,999	NorthWestern Corporation	1,198,267
136,142	Public Service Enterprise Group Incorporated	6,345,579
84,686	WEC Energy Group, Inc.	5,529,996
	Total Multi-Utilities	20,629,318

	Oil, Gas & Consumable Fuels – 6.1%

41,764	Cenovus Energy Inc.	577,178
162,114	Chevron Corporation	16,994,411
160,997	ConocoPhillips	7,019,469
53,708	CONSOL Energy Inc.	864,162
58,594	Continental Resources Inc., (3)	2,652,550
181,113	Encana Corporation	1,410,870
328,721	Exxon Mobil Corporation	30,814,307
81,036	Hess Corporation	4,870,264
89,483	Occidental Petroleum Corporation	6,761,335
49,556	ONEOK, Inc.	2,351,432
2,376	PetroChina Company Limited, ADR	161,378
70,808	Phillips 66	5,617,907
17,453	Suncor Energy, Inc.	483,972
58,070	Valero Energy Corporation	2,961,570
	Total Oil, Gas & Consumable Fuels	83,540,805

	Pharmaceuticals – 5.9%

166,489	Bristol-Myers Squibb Company	12,245,266
114,099	Eli Lilly and Company	8,985,296
222,293	Johnson & Johnson	26,964,141
250,413	Merck & Co. Inc.	14,426,293
513,898	Pfizer Inc.	18,094,349
	Total Pharmaceuticals	80,715,345

	Professional Services – 0.1%

18,195	Manpowergroup, Inc.	1,170,666

	Real Estate Investment Trust – 2.7%

32,859	Annaly Capital Management Inc.	363,749
93,495	Apartment Investment & Management Company, Class A	4,128,739
109,496	Brandywine Realty Trust	1,839,533
10,613	Care Capital Properties, Inc.	278,167
34,687	CBL & Associates Properties Inc.	322,936
185,124	CubeSmart	5,716,629
93,181	DCT Industrial Trust Inc.	4,476,415
93,016	Equity Commonwealth, (3)	2,709,556
68,970	Healthcare Realty Trust, Inc.	2,413,260

28	NUVEEN

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

111,415	Lexington Realty Trust	$1,126,406
55,742	Liberty Property Trust	2,214,072
19,790	MFA Financial, Inc.	143,873
26,716	Senior Housing Properties Trust	556,494
49,503	Ventas Inc.	3,604,808
58,810	Welltower Inc.	4,479,558
66,465	Weyerhaeuser Company	1,978,663
	Total Real Estate Investment Trust	36,352,858

	Road & Rail – 0.4%

69,592	Norfolk Southern Corporation	5,924,367

	Semiconductors & Semiconductor Equipment – 3.0%

85,031	Analog Devices, Inc.	4,816,156
35,713	Broadcom Limited	5,549,800
388,802	Intel Corporation	12,752,706
38,906	Intersil Corporation, Class A	526,787
23,291	Lam Research Corporation	1,957,841
81,111	Linear Technology Corporation	3,774,095
24,776	Microchip Technology Incorporated	1,257,630
71,301	NVIDIA Corporation	3,351,860
117,004	QUALCOMM, Inc.	6,267,904
	Total Semiconductors & Semiconductor Equipment	40,254,779

	Software – 4.7%

100,944	Activision Blizzard Inc.	4,000,411
73,198	Adobe Systems Incorporated, (3)	7,011,636
48,079	Autodesk, Inc., (3)	2,602,997
28,116	CDK Global Inc.	1,560,157
632,737	Microsoft Corporation	32,377,152
260,115	Oracle Corporation	10,646,507
65,868	Salesforce.com, Inc., (3)	5,230,578
	Total Software	63,429,438

	Specialty Retail – 2.8%

8,222	Abercrombie & Fitch Co., Class A	146,434
32,842	American Eagle Outfitters, Inc.	523,173
46,327	Best Buy Co., Inc.	1,417,606
46,645	CarMax, Inc., (3)	2,287,004
10,049	CST Brands Inc.	432,911
50,159	Gap, Inc.	1,064,374
106,894	Home Depot, Inc.	13,649,295
36,110	L Brands Inc.	2,424,064
120,217	Lowe’s Companies, Inc.	9,517,580
32,953	Ross Stores, Inc.	1,868,106
21,051	Tiffany & Co.	1,276,533
52,140	TJX Companies, Inc.	4,026,772
	Total Specialty Retail	38,633,852

	Technology Hardware, Storage & Peripherals – 3.8%

434,678	Apple, Inc.	41,555,216
204,671	EMC Corporation	5,560,911
118,686	Hewlett Packard Enterprise Company	2,168,393
118,686	HP Inc.	1,489,509
61,069	NetApp, Inc.	1,501,687
	Total Technology Hardware, Storage & Peripherals	52,275,716

	Textiles, Apparel & Luxury Goods – 0.4%

83,862	VF Corporation	5,156,674

	Thrifts & Mortgage Finance – 0.1%

116,659	MGIC Investment Corporation, (3)	694,121

NUVEEN	29

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Tobacco – 2.2%

190,136	Altria Group, Inc.			$13,111,779
113,783	Philip Morris International Inc.			11,574,007
95,316	Reynolds American Inc.			5,140,392
11,091	Vector Group Ltd.			248,660
	Total Tobacco			30,074,838

	Wireless Telecommunication Services – 0.0%

116,407	Sprint Corporation, (3)			527,324
	Total Long-Term Investments (cost $857,392,513)			1,376,420,412

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.0%

	REPURCHASE AGREEMENTS – 3.0%

$40,489	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $40,489,393, collateralized by: $8,320,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $9,193,600; $29,425,000 U.S. Treasury Notes, 2.500%, due 5/15/24, value $32,110,031	0.030%	7/01/16	$40,489,359
	Total Short-Term Investments (cost $40,489,359)			40,489,359
	Total Investments (cost $897,881,872) – 104.0%			1,416,909,771
	Other Assets Less Liabilities – (4.0)% (4)			(54,413,294)
	Net Assets – 100%			$1,362,496,477

Investments in Derivatives as of June 30, 2016

Call Options Written

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
(713)	S&P 500® Index	$(145,452,000)	7/01/16	$2,040	$(4,053,405)
(675)	S&P 500® Index	(140,062,500)	7/08/16	2,075	(1,967,625)
(681)	S&P 500® Index	(137,902,500)	7/15/16	2,025	(5,175,600)
(742)	S&P 500® Index	(152,110,000)	7/15/16	2,050	(4,032,770)
(725)	S&P 500® Index	(149,350,000)	7/15/16	2,060	(3,331,375)
(755)	S&P 500® Index	(156,662,500)	7/15/16	2,075	(2,612,300)
(741)	S&P 500® Index	(154,498,500)	7/15/16	2,085	(2,041,455)
(730)	S&P 500® Index	(149,650,000)	8/19/16	2,050	(5,084,450)
(727)	S&P 500® Index	(152,670,000)	8/19/16	2,100	(2,617,200)
(6,489)	Total Options Written (premiums received $26,412,849)	$(1,338,358,000)			$(30,916,180)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

30	NUVEEN

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 8.9%

216,600	Boeing Company, (2)	$28,129,842
216,600	United Technologies Corporation	22,212,330
	Total Aerospace & Defense	50,342,172

	Banks – 2.4%

216,600	JPMorgan Chase & Co.	13,459,524

	Beverages – 1.7%

216,600	Coca-Cola Company	9,818,478

	Capital Markets – 5.7%

216,600	Goldman Sachs Group, Inc., (2)	32,182,428

	Chemicals – 2.5%

216,600	E.I. Du Pont de Nemours and Company	14,035,680

	Communications Equipment – 1.1%

216,600	Cisco Systems, Inc.	6,214,254

	Consumer Finance – 2.3%

216,600	American Express Company, (2)	13,160,616

	Diversified Telecommunication Services – 2.1%

216,600	Verizon Communications Inc.	12,094,944

	Food & Staples Retailing – 2.8%

216,600	Wal-Mart Stores, Inc.	15,816,132

	Health Care Providers & Services – 5.4%

216,600	UnitedHealth Group Incorporated	30,583,920

	Hotels, Restaurants & Leisure – 4.6%

216,600	McDonald’s Corporation	26,065,644

	Household Products – 3.2%

216,600	Procter & Gamble Company, (2)	18,339,522

	Industrial Conglomerates – 7.9%

216,600	3M Co., (2)	37,930,992
216,600	General Electric Company	6,818,568
	Total Industrial Conglomerates	44,749,560

	Insurance – 4.5%

216,600	Travelers Companies, Inc.	25,784,064

	IT Services – 8.6%

216,600	International Business Machines Corporation, (2)	32,875,548
216,600	Visa Inc., (2)	16,065,222
	Total IT Services	48,940,770

	Machinery – 2.9%

216,600	Caterpillar Inc., (2)	16,420,446

NUVEEN	31

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)				Value

	Media – 3.7%

216,600	Walt Disney Company				$21,187,812

	Oil, Gas & Consumable Fuels – 7.6%

216,600	Chevron Corporation, (2)				22,706,178
216,600	Exxon Mobil Corporation				20,304,084
	Total Oil, Gas & Consumable Fuels				43,010,262

	Pharmaceuticals – 8.2%

216,600	Johnson & Johnson				26,273,580
216,600	Merck & Company Inc.				12,478,326
216,600	Pfizer Inc.				7,626,486
	Total Pharmaceuticals				46,378,392

	Semiconductors & Semiconductor Equipment – 1.3%

216,600	Intel Corporation				7,104,480

	Software – 2.0%

216,600	Microsoft Corporation				11,083,422

	Specialty Retail – 4.9%

216,600	Home Depot, Inc.				27,657,654

	Technology Hardware, Storage & Peripherals – 3.7%

216,600	Apple, Inc., (2)				20,706,960

	Textiles, Apparel & Luxury Goods – 2.1%

216,600	Nike, Inc., Class B				11,956,320
	Total Long-Term Investments (cost $374,390,957)				567,093,456

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.2%

	REPURCHASE AGREEMENTS – 1.3%

$7,677	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $7,677,477, collateralized by $7,090,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $7,834,450	0.030%	7/01/16	N/A	$7,677,471

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.9%

5,000	U.S. Treasury Bills	0.000%	9/15/16	AAA	4,997,715
	Total Short-Term Investments (cost $12,674,700)				12,675,186
	Total Investments (cost $387,065,657) – 102.3%				579,768,642
	Other Assets Less Liabilities – (2.3)% (4)				(13,100,033)
	Net Assets – 100%				$566,668,609

Investments in Derivatives as of June 30, 2016

Call Options Purchased

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
100	Microsoft Corporation	$550,000	7/15/16	$55	$150
145	S&P 500® Index	31,030,000	7/15/16	2,140	49,663
140	S&P 500® Index	31,150,000	8/19/16	2,225	14,350
385	Total Options Purchased (premiums paid $170,136)	$62,730,000			$64,163

32	NUVEEN

Call Options Written

Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Clearinghouse/ Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value
(100)	Exxon Mobil Corporation	Over-the-Counter	Deutsche Bank	$(940,000)	7/15/16	$94	$(9,744)
(100)	Intel Corporation	Over-the-Counter	Deutsche Bank	(330,000)	7/15/16	33	(4,613)
(100)	Johnson & Johnson	Over-the-Counter	Deutsche Bank	(1,200,000)	7/15/16	120	(20,637)
(100)	JPMorgan Chase & Co.	Over-the-Counter	Deutsche Bank	(640,000)	7/15/16	64	(3,486)
(1,660)	S&P 500® Index	Exchange-Traded	Clearinghouse	(343,620,000)	7/15/16	2,070	(6,366,100)
(2,060)	Total Options Written (premiums received $5,300,253)			$(346,730,000)			$(6,404,580)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For financial reporting purposes, the rating disclosed is the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

NUVEEN	33

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.0%

	COMMON STOCKS – 101.0%

	Aerospace & Defense – 2.6%

10,660	Boeing Company	$1,384,414
13,978	Honeywell International Inc.	1,625,921
4,500	Lockheed Martin Corporation	1,116,765
6,361	Raytheon Company	864,778
12,156	United Technologies Corporation, (2)	1,246,598
	Total Aerospace & Defense	6,238,476

	Air Freight & Logistics – 0.7%

15,007	United Parcel Service, Inc., Class B, (2)	1,616,554

	Airlines – 0.3%

9,915	Alaska Air Group, Inc.	577,945
7,400	JetBlue Airways Corporation, (3)	122,544
	Total Airlines	700,489

	Auto Components – 0.1%

9,310	Cooper Tire & Rubber	277,624

	Automobiles – 0.6%

79,596	Ford Motor Company	1,000,522
1,696	Tesla Motors Inc., (3)	360,027
	Total Automobiles	1,360,549

	Banks – 5.5%

160,447	Bank of America Corporation, (2)	2,129,132
44,963	Citigroup Inc.	1,905,982
12,743	Comerica Incorporated	524,120
12,783	Fifth Third Bancorp.	224,853
49,105	Huntington BancShares Inc.	438,999
53,958	JPMorgan Chase & Co.	3,352,950
33,673	Regions Financial Corporation	286,557
33,569	U.S. Bancorp	1,353,838
58,722	Wells Fargo & Company, (2)	2,779,312
	Total Banks	12,995,743

	Beverages – 2.2%
58,122	Coca-Cola Company	2,634,670
24,852	PepsiCo, Inc.	2,632,821
	Total Beverages	5,267,491

	Biotechnology – 3.3%

20,942	AbbVie Inc.	1,296,519
4,000	Alexion Pharmaceuticals Inc., (3)	467,040
11,702	Amgen Inc.	1,780,459
18,529	Celgene Corporation, (3)	1,827,515
29,010	Gilead Sciences, Inc., (2)	2,420,014
	Total Biotechnology	7,791,547

	Capital Markets – 1.4%

39,572	Charles Schwab Corporation	1,001,567
16,013	Federated Investors Inc., Class B	460,854
7,670	Goldman Sachs Group, Inc.	1,139,609
30,033	Morgan Stanley	780,257
	Total Capital Markets	3,382,287

34	NUVEEN

Shares	Description (1)	Value

	Chemicals – 2.1%

4,640	Chemours Company	$38,234
17,900	Dow Chemical Company	889,809
14,703	E.I. Du Pont de Nemours and Company	952,754
8,790	Eastman Chemical Company	596,841
10,640	Monsanto Company	1,100,282
11,826	Olin Corporation	293,758
10,420	PPG Industries, Inc.	1,085,243
	Total Chemicals	4,956,921

	Commercial Services & Supplies – 0.3%

10,103	Deluxe Corporation	670,536

	Communications Equipment – 1.1%

73,511	Cisco Systems, Inc.	2,109,031
8,442	Motorola Solutions Inc.	556,919
	Total Communications Equipment	2,665,950

	Consumer Finance – 0.4%

15,373	American Express Company	934,063

	Containers & Packaging – 0.3%

9,130	Avery Dennison Corporation	682,468

	Distributors – 0.1%

7,300	LKQ Corporation, (3)	231,410

	Diversified Financial Services – 2.2%

27,775	Berkshire Hathaway Inc., Class B, (2), (3)	4,021,542
5,681	CME Group, Inc.	553,329
2,724	Intercontinental Exchange Group, Inc.	697,235
	Total Diversified Financial Services	5,272,106

	Diversified Telecommunication Services – 2.8%

75,456	AT&T Inc., (2)	3,260,454
32,403	Frontier Communications Corporation	160,071
55,000	Verizon Communications Inc., (2)	3,071,200
	Total Diversified Telecommunication Services	6,491,725

	Electric Utilities – 1.8%

28,888	Alliant Energy Corporation	1,146,854
20,970	Duke Energy Corporation	1,799,016
22,251	Westar Energy Inc.	1,248,059
	Total Electric Utilities	4,193,929

	Electrical Equipment – 0.7%

6,600	Eaton Corporation PLC	394,218
10,100	Emerson Electric Company	526,816
6,854	Rockwell Automation, Inc.	786,976
	Total Electrical Equipment	1,708,010

	Electronic Equipment, Instruments & Components – 0.3%

35,466	Corning Incorporated	726,344

	Energy Equipment & Services – 1.0%

5,863	Baker Hughes Incorporated	264,597
11,506	Halliburton Company	521,107
4,900	National-Oilwell Varco Inc.	164,885
18,006	Schlumberger Limited	1,423,914
	Total Energy Equipment & Services	2,374,503

NUVEEN	35

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing – 2.3%

700	Casey’s General Stores, Inc.	$92,057
18,974	CVS Health Corporation	1,816,571
3,000	Sprouts Farmers Market Inc., (3)	68,700
2,000	United Natural Foods Inc., (3)	93,600
17,816	Walgreens Boots Alliance Inc.	1,483,538
24,502	Wal-Mart Stores, Inc.	1,789,136
	Total Food & Staples Retailing	5,343,602

	Food Products – 0.7%

13,960	Archer-Daniels-Midland Company	598,744
17,628	ConAgra Foods, Inc.	842,795
100	Hain Celestial Group Inc., (3)	4,975
700	Post Holdings Inc., (3)	57,883
1,600	WhiteWave Foods Company, (3)	75,104
	Total Food Products	1,579,501

	Gas Utilities – 0.2%

7,245	AGL Resources Inc., (2)	477,953

	Health Care Equipment & Supplies – 2.0%

27,082	Abbott Laboratories	1,064,593
48,053	Boston Scientific Corporation, (3)	1,122,999
30,198	Medtronic, PLC	2,620,280
	Total Health Care Equipment & Supplies	4,807,872

	Health Care Providers & Services – 3.1%

9,358	Aetna Inc.	1,142,893
4,648	Anthem Inc.	610,468
15,484	Express Scripts, Holding Company, (3)	1,173,687
2,896	Humana Inc.	520,932
8,074	Laboratory Corporation of America Holdings, (3)	1,051,800
4,815	McKesson HBOC Inc.	898,720
13,804	UnitedHealth Group Incorporated, (2)	1,949,125
	Total Health Care Providers & Services	7,347,625

	Hotels, Restaurants & Leisure – 1.9%

6,278	Dominos Pizza Inc.	824,804
15,000	McDonald’s Corporation	1,805,100
32,208	Starbucks Corporation	1,839,721
	Total Hotels, Restaurants & Leisure	4,469,625

	Household Durables – 1.1%

21,184	Lennar Corporation, Class A, (2)	976,582
19,064	Newell Brands Inc.	925,938
4,241	Whirlpool Corporation	706,720
	Total Household Durables	2,609,240

	Household Products – 2.2%

17,234	Colgate-Palmolive Company	1,261,529
9,737	Kimberly-Clark Corporation	1,338,643
31,000	Procter & Gamble Company	2,624,770
	Total Household Products	5,224,942

	Industrial Conglomerates – 2.8%

13,841	3M Co.	2,423,836
135,400	General Electric Company	4,262,392
	Total Industrial Conglomerates	6,686,228

36	NUVEEN

Shares	Description (1)	Value

	Insurance – 3.2%

100	Alleghany Corporation, Term Loan, (3)	$54,958
19,900	American International Group, Inc.	1,052,511
15,990	Arthur J. Gallagher & Co.	761,124
100	Brown & Brown Inc.	3,747
2,700	First American Corporation	108,594
8,555	FNF Group	320,813
17,377	Marsh & McLennan Companies, Inc.	1,189,629
15,000	MetLife, Inc.	597,450
10,189	Prudential Financial, Inc.	726,883
1,700	Reinsurance Group of America Inc.	164,883
100	RenaisasnceRE Holdings, Limited	11,744
18,469	Torchmark Corporation	1,141,754
11,626	Travelers Companies, Inc.	1,383,959
100	WR Berkley Corporation	5,992
	Total Insurance	7,524,041

	Internet & Catalog Retail – 2.3%

5,300	Amazon.com, Inc., (3)	3,792,786
7,800	NetFlix Inc., (3)	713,544
790	Priceline Group, Inc. (The), (3)	986,244
	Total Internet & Catalog Retail	5,492,574

	Internet Software & Services – 4.9%

10,011	Akamai Technologies, Inc., (3)	559,915
4,120	Alphabet Inc., Class A, (3)	2,898,544
4,327	Alphabet Inc., Class C, (3)	2,994,716
30,000	eBay Inc., (3)	702,300
32,400	Facebook Inc., Class A, (3)	3,702,672
7,424	VeriSign, Inc., (3)	641,879
	Total Internet Software & Services	11,500,026

	IT Services – 3.5%

17,164	Fidelity National Information Services, Inc.	1,264,644
12,300	International Business Machines Corporation, (2)	1,866,894
20,318	MasterCard, Inc., Class A	1,789,203
20,000	PayPal Holdings, Inc., (3)	730,200
34,024	Visa Inc., Class A	2,523,560
	Total IT Services	8,174,501

	Life Sciences Tools & Services – 0.7%

1,983	Bio-Techne Corporation	223,623
9,477	Thermo Fisher Scientific, Inc.	1,400,322
	Total Life Sciences Tools & Services	1,623,945

	Machinery – 2.0%

12,391	Caterpillar Inc.	939,362
4,049	Cummins Inc.	455,270
10,446	Deere & Company	846,544
9,843	Illinois Tool Works, Inc., (2)	1,025,247
9,551	Pentair Limited	556,728
3,300	Snap-on Incorporated	520,806
3,000	Stanley Black & Decker Inc.	333,660
	Total Machinery	4,677,617

	Media – 2.9%

12,544	CBS Corporation, Class B	682,895
44,745	Comcast Corporation, Class A, (2)	2,916,927
4,063	Gannett Company, Inc.	56,110
24,435	Regal Entertainment Group, Class A	538,547
8,126	TEGNA Inc.	188,279
25,000	Walt Disney Company	2,445,500
	Total Media	6,828,258

NUVEEN	37

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining – 0.2%

38,558	Freeport-McMoRan, Inc.	$429,536
3,337	Southern Copper Corporation	90,032
	Total Metals & Mining	519,568

	Multiline Retail – 0.7%

1,500	Big Lots, Inc.	75,165
9,600	J.C. Penney Company, Inc.	85,248
7,375	Nordstrom, Inc.	280,619
16,408	Target Corporation	1,145,607
	Total Multiline Retail	1,586,639

	Multi-Utilities – 1.4%

20,000	CenterPoint Energy, Inc., (2)	480,000
13,676	Consolidated Edison, Inc.	1,100,097
21,050	Dominion Resources, Inc.	1,640,427
	Total Multi-Utilities	3,220,524

	Oil, Gas & Consumable Fuels – 6.0%

1,839	California Resources Corporation, (3)	22,436
24,529	Chevron Corporation, (2)	2,571,375
20,462	ConocoPhillips	892,143
5,617	CONSOL Energy Inc.	90,378
2,100	Energen Corporation	101,241
10,972	EOG Resources, Inc.	915,284
55,300	Exxon Mobil Corporation, (2)	5,183,822
1,900	Gulfport Energy Corporation, (3)	59,394
8,000	Hess Corporation	480,800
31,000	Marathon Oil Corporation	465,310
11,172	Marathon Petroleum Corporation	424,089
16,016	Occidental Petroleum Corporation	1,210,169
7,102	ONEOK, Inc.	336,990
9,273	Phillips 66	735,720
3,800	QEP Resources Inc.	66,994
8,856	Valero Energy Corporation	451,656
11,500	WPX Energy Inc., (3)	107,065
	Total Oil, Gas & Consumable Fuels	14,114,866

	Pharmaceuticals – 6.0%

5,900	Allergan PLC, (3)	1,363,431
24,190	Bristol-Myers Squibb Company	1,779,175
14,900	Eli Lilly and Company	1,173,375
2,000	Jazz Pharmaceuticals, Inc., (3)	282,620
34,730	Johnson & Johnson, (2)	4,212,749
35,863	Merck & Co. Inc.	2,066,067
9,340	Mylan NV, (3)	403,862
78,894	Pfizer Inc.	2,777,858
	Total Pharmaceuticals	14,059,137

	Real Estate Investment Trust – 2.0%

48,257	Brandywine Realty Trust	810,718
12,111	Care Capital Properties, Inc.	317,429
43,377	CubeSmart	1,339,482
25,042	Hospitality Properties Trust	721,210
20,277	Omega Healthcare Investors Inc.	688,404
11,600	Ventas Inc.	844,712
	Total Real Estate Investment Trust	4,721,955

	Real Estate Management & Development – 0.2%

1,900	Jones Lang LaSalle Inc.	185,155
10,994	The RMR Group Inc., Class A	340,484
	Total Real Estate Management & Development	525,639

38	NUVEEN

Shares	Description (1)	Value

	Road & Rail – 0.6%

16,145	Union Pacific Corporation, (2)	$1,408,651

	Semiconductors & Semiconductor Equipment – 3.0%

12,690	Analog Devices, Inc.	718,762
62,815	Intel Corporation	2,060,331
12,219	Microchip Technology Incorporated	620,236
21,713	Micron Technology, Inc., (3)	298,771
15,015	NVIDIA Corporation	705,855
25,096	QUALCOMM, Inc.	1,344,393
21,784	Texas Instruments Incorporated	1,364,768
	Total Semiconductors & Semiconductor Equipment	7,113,116

	Software – 3.9%

11,386	Autodesk, Inc., (3)	616,438
8,053	CDK Global Inc.	446,861
116,885	Microsoft Corporation, (2)	5,981,004
49,970	Oracle Corporation	2,045,272
	Total Software	9,089,575

	Specialty Retail – 3.5%

4,200	Aaron Rents Inc.	91,938
13,107	Best Buy Co., Inc.	401,074
6,600	Dick’s Sporting Goods Inc.	297,396
24,869	Home Depot, Inc., (2)	3,175,523
9,369	L Brands Inc.	628,941
27,903	Lowe’s Companies, Inc.	2,209,081
8,025	Tiffany & Co.	486,636
10,968	TJX Companies, Inc.	847,059
	Total Specialty Retail	8,137,648

	Technology Hardware, Storage & Peripherals – 4.2%

76,608	Apple, Inc.	7,323,725
40,436	EMC Corporation	1,098,646
43,381	Hewlett Packard Enterprise Co	792,571
46,853	HP Inc.	588,005
	Total Technology Hardware, Storage & Peripherals	9,802,947

	Textiles, Apparel & Luxury Goods – 1.1%

3,800	Kate Spade & Company, (3)	78,318
21,700	Nike, Inc., Class B	1,197,840
2,200	Skechers USA Inc., Class A, (3)	65,384
7,755	Under Armour, Inc., Class C, (3)	282,269
6,000	Under Armour, Inc., Class A, (3)	240,780
10,552	VF Corporation, (2)	648,842
	Total Textiles, Apparel & Luxury Goods	2,513,433

	Tobacco – 2.2%

26,349	Altria Group, Inc.	1,817,027
23,490	Philip Morris International	2,389,403
18,574	Reynolds American Inc.	1,001,696
	Total Tobacco	5,208,126

	Trading Companies & Distributors – 0.4%

3,613	W.W. Grainger, Inc.	821,054
	Total Long-Term Investments (cost $156,135,232)	237,749,153

NUVEEN	39

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.9%

	REPURCHASE AGREEMENTS – 0.9%

$2,172	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $2,172,420, collateralized by $2,090,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $2,218,013	0.030%	7/01/16	$2,172,418
	Total Short-Term Investments (cost $2,172,418)			2,172,418
	Total Investments (cost $158,307,650) – 101.9%			239,921,571
	Other Assets Less Liabilities – (1.9)% (4)			(4,373,478)
	Net Assets – 100%			$235,548,093

Investments in Derivatives as of June 30, 2016

Call Options Purchased

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
100	Microsoft Corporation	$550,000	7/15/16	$55	$150
60	S&P 500® Index	12,840,000	7/15/16	2,140	20,550
60	S&P 500® Index	13,350,000	8/19/16	2,225	6,150
220	Total Options Purchased (premiums paid $72,149)	$26,740,000			$26,850

Call Options Written

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
(690)	S&P 500® Index	$(142,830,000)	7/15/16	$2,070	$(2,646,150)
(690)	Total Options Written (premiums received $2,219,042)	$(142,830,000)			$(2,646,150)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

40	NUVEEN

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.8%

	COMMON STOCKS – 100.8%

	Aerospace & Defense – 0.2%

4,954	Boeing Company	$643,376
5,740	Honeywell International Inc.	667,677
	Total Aerospace & Defense	1,311,053

	Air Freight & Logistics – 0.1%

2,768	FedEx Corporation	420,127

	Airlines – 0.4%

31,069	Delta Air Lines, Inc.	1,131,844
6,742	Ryanair Holdings PLC, Sponsored ADR	468,839
26,363	Southwest Airlines Co.	1,033,693
	Total Airlines	2,634,376

	Auto Components – 0.2%

26,602	American Axle and Manufacturing Holdings Inc.	385,197
21,986	Gentex Corporation	339,684
4,227	Lear Corporation	430,140
	Total Auto Components	1,155,021

	Automobiles – 0.9%

49,165	Ford Motor Company	618,004
14,597	Harley-Davidson, Inc.	661,244
23,900	Tesla Motors Inc., (2)	5,073,492
	Total Automobiles	6,352,740

	Beverages – 1.2%

4,447	Brown-Forman Corporation, Class B	443,633
29,661	Monster Beverage Corporation, (2)	4,766,819
28,132	PepsiCo, Inc.	2,980,304
	Total Beverages	8,190,756

	Biotechnology – 10.1%

7,091	AbbVie Inc.	439,004
12,000	Agios Pharmaceutical Inc., (2)	502,740
30,000	Alexion Pharmaceuticals Inc., (2)	3,502,800
14,052	Alkermes PLC, (2)	607,327
120,000	Amgen Inc.	18,258,000
178,024	Celgene Corporation, (2), (3)	17,558,507
239,725	Gilead Sciences, Inc., (3)	19,997,860
64,749	Immunogen, Inc., (2)	199,427
22,236	Ionis Pharmaceuticals, Inc., (2)	517,876
12,904	Myriad Genentics Inc., (2)	394,862
15,000	Regeneron Pharmaceuticals, Inc., (2)	5,238,450
12,177	Seattle Genetics, Inc., (2)	492,073
5,909	Shire plc, ADR	1,087,729
3,617	United Therapeutics Corporation, (2)	383,113
	Total Biotechnology	69,179,768

	Capital Markets – 0.5%

62,652	Charles Schwab Corporation	1,585,722
24,475	Morgan Stanley	635,861
11,627	SEI Investments Company	559,375

NUVEEN	41

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

5,883	T. Rowe Price Group Inc.	$429,283
13,816	Waddell & Reed Financial, Inc., Class A	237,912
	Total Capital Markets	3,448,153

	Commercial Services & Supplies – 0.3%

3,842	Cintas Corporation	377,015
5,162	Copart Inc., (2)	252,990
7,605	KAR Auction Services Inc.	317,433
15,000	Tetra Tech, Inc.	461,175
4,788	Waste Connections Inc.	344,975
9,417	Waste Management, Inc.	624,065
	Total Commercial Services & Supplies	2,377,653

	Communications Equipment – 3.5%

818,295	Cisco Systems, Inc., (3)	23,476,883
21,858	Ericsson, Sponsored ADR	167,869
	Total Communications Equipment	23,644,752

	Distributors – 0.3%

3,449	Genuine Parts Company	349,211
40,570	LKQ Corporation, (2)	1,286,069
7,800	Pool Corporation	733,434
	Total Distributors	2,368,714

	Diversified Consumer Services – 0.2%

43,275	Service Corporation International	1,170,156

	Diversified Financial Services – 0.1%

9,902	Moody’s Corporation	927,916

	Diversified Telecommunication Services – 0.4%

26,795	SBA Communications Corporation, Class A, (2)	2,892,252

	Electrical Equipment – 0.2%

9,416	Rockwell Automation, Inc.	1,081,145

	Electronic Equipment, Instruments & Components – 0.3%

12,148	Amphenol Corporation, Class A	696,445
3,675	Arrow Electronics, Inc., (2)	227,483
5,960	Avnet Inc.	241,440
30,310	Corning Incorporated	620,749
7,692	Keysight Technologies, Inc., (2)	223,760
13,756	National Instruments Corporation	376,914
	Total Electronic Equipment, Instruments & Components	2,386,791

	Food & Staples Retailing – 3.0%

2,453	Casey’s General Stores, Inc.	322,594
40,000	CVS Health Corporation, (3)	3,829,600
55,616	Kroger Co.	2,046,113
51,100	SUPERVALU INC.	241,192
165,441	Walgreens Boots Alliance Inc., (3)	13,776,272
	Total Food & Staples Retailing	20,215,771

	Food Products – 0.3%

47,921	Archer-Daniels-Midland Company	2,055,332

	Health Care Equipment & Supplies – 1.0%

57,497	Abbott Laboratories	2,260,207
8,796	Baxter International, Inc.	397,755
3,650	Becton, Dickinson and Company, (3)	619,004

42	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

8,434	Hill-Rom Holdings Inc.	$425,495
12,792	Saint Jude Medical Inc.	997,776
3,714	Stryker Corporation	445,049
11,178	Zimmer Holdings, Inc., (3)	1,345,608
	Total Health Care Equipment & Supplies	6,490,894

	Health Care Providers & Services – 1.9%

13,759	Brookdale Senior Living Inc., (2)	212,439
11,171	Cardinal Health, Inc.	871,450
105,849	Express Scripts, Holding Company, (2), (3)	8,023,354
4,093	McKesson HBOC Inc., (3)	763,958
14,614	UnitedHealth Group Incorporated	2,063,497
7,946	Universal Health Services, Inc., Class B	1,065,559
	Total Health Care Providers & Services	13,000,257

	Hotels, Restaurants & Leisure – 0.8%

2,500	Buffalo Wild Wings, Inc., (2)	347,375
20,714	Carnival Corporation	915,559
3,000	Dominos Pizza Inc.	394,140
5,011	Panera Bread Company, Class A, (2)	1,062,031
40,769	Restaurant Brands International Inc.	1,695,990
13,196	Wynn Resorts Ltd	1,196,085
	Total Hotels, Restaurants & Leisure	5,611,180

	Household Durables – 0.6%

41,536	KB Home	631,763
47,436	Newell Brands Inc.	2,303,967
7,376	Whirlpool Corporation	1,229,137
	Total Household Durables	4,164,867

	Industrial Conglomerates – 0.6%

8,803	3M Co.	1,541,581
16,011	Danaher Corporation	1,617,111
40,028	General Electric Company	1,260,081
	Total Industrial Conglomerates	4,418,773

	Insurance – 0.3%

12,439	American International Group, Inc.	657,899
23,648	FNF Group	886,800
12,000	Torchmark Corporation	741,840
	Total Insurance	2,286,539

	Internet & Catalog Retail – 9.5%

73,000	Amazon.com, Inc., (2)	52,240,260
11,995	HSN, Inc.	586,915
9,963	Priceline Group, Inc. (The), (2)	12,437,909
	Total Internet & Catalog Retail	65,265,084

	Internet Software & Services – 17.6%

37,463	Akamai Technologies, Inc., (2)	2,095,306
44,044	Alphabet Inc., Class A, (2), (3)	30,986,275
52,142	Alphabet Inc., Class C, (2), (3)	36,087,477
45,473	Baidu Inc., Sponsored ADR, (2), (3)	7,509,866
220,000	eBay Inc., (2), (3)	5,150,200
325,000	Facebook Inc., Class A, (2), (3)	37,141,000
17,621	IAC/InterActiveCorp	992,062
4,807	J2 Global Inc.	303,658
5,270	WebMD Health Corporation, Class A, (2)	306,240
	Total Internet Software & Services	120,572,084

NUVEEN	43

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	IT Services – 3.4%

479	Alliance Data Systems Corporation, (2)	$93,846
10,704	Computer Sciences Corporation	531,454
10,704	CSRA Inc.	250,795
23,804	Fidelity National Information Services	1,753,879
19,208	Genpact Limited, (2)	515,543
16,316	Global Payments Inc.	1,164,636
41,035	Henry Jack and Associates Inc.	3,581,124
29,448	Infosys Technologies Limited, Sponsored ADR	525,647
5,008	Leidos Holdings Inc.	239,733
34,836	MasterCard, Inc., Class A	3,067,658
68,363	Paychex, Inc.	4,067,599
200,000	PayPal Holdings, Inc., (2)	7,302,000
8,580	Total System Services Inc.	455,684
	Total IT Services	23,549,598

	Life Sciences Tools & Services – 0.4%

58,385	Agilent Technologies, Inc.	2,589,959
4,788	Charles River Laboratories International, Inc., (2)	394,723
	Total Life Sciences Tools & Services	2,984,682

	Machinery – 0.1%

9,526	Caterpillar Inc.	722,166

	Media – 4.2%

19,288	CBS Corporation, Class B	1,050,039
340,000	Comcast Corporation, Class A, (3)	22,164,600
79,632	News Corporation, Class A	903,823
66,088	News Corporation, Class B	771,247
20,124	Omnicom Group, Inc.	1,639,905
21,163	Time Warner Inc.	1,556,327
6,836	WPP Group PLC, Sponsored ADR	714,499
	Total Media	28,800,440

	Multiline Retail – 0.1%

63,200	J.C. Penney Company, Inc.	561,216
3,881	Macy’s, Inc.	130,440
2,818	Nordstrom, Inc.	107,225
	Total Multiline Retail	798,881

	Personal Products – 0.0%

44,200	Avon Products, Inc.	167,076

	Pharmaceuticals – 0.4%

3,505	Allergan PLC, (2)	809,970
49,911	Endo International PLC, (2)	778,112
5,960	Jazz Pharmaceuticals, Inc., (2)	842,208
	Total Pharmaceuticals	2,430,290

	Professional Services – 1.2%

28,823	Equifax Inc.	3,700,872
2,898	IHS Inc., Class A, (2)	335,038
11,461	Manpowergroup, Inc.	737,401
19,598	Robert Half International Inc.	747,860
31,037	Verisk Analytics Inc., Class A, (2)	2,516,480
	Total Professional Services	8,037,651

	Real Estate Investment Trust – 0.5%

18,413	Apartment Investment & Management Company, Class A	813,118
3,008	Care Capital Properties, Inc.	78,840
54,624	CubeSmart	1,686,789

44	NUVEEN

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

9,023	Senior Housing Properties Trust	$187,949
12,035	Ventas Inc.	876,389
	Total Real Estate Investment Trust	3,643,085

	Real Estate Management & Development – 0.0%

194	The RMR Group Inc., Class A	6,008

	Road & Rail – 0.1%

4,374	J.B. Hunt Transports Series Inc.	353,988
8,819	Werner Enterprises, Inc.	202,572
	Total Road & Rail	556,560

	Semiconductors & Semiconductor Equipment – 10.2%

92,608	Analog Devices, Inc.	5,245,317
26,748	Fairchild Semiconductor International Inc., Class A, (2)	530,948
17,789	Integrated Device Technology, Inc., (2)	358,093
753,388	Intel Corporation, (3)	24,711,125
14,136	Intersil Holding Corporation, Class A	191,401
55,842	Lam Research Corporation	4,694,079
81,193	Linear Technology Corporation	3,777,910
1,123	Microchip Technology Incorporated	57,003
244,133	Micron Technology, Inc., (2), (3)	3,359,270
8,107	Microsemi Corporation, (2)	264,937
148,353	NVIDIA Corporation	6,974,075
75,987	NXP Semiconductors NV, (2)	5,952,822
27,886	ON Semiconductor Corporation, (2)	245,955
5,933	Power Integrations Inc.	297,065
236,998	QUALCOMM, Inc., (3)	12,695,983
10,146	Silicon Laboratories Inc., (2)	494,516
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	72,762
7,657	Tessera Technologies Inc.	234,610
	Total Semiconductors & Semiconductor Equipment	70,157,871

	Software – 10.6%

18,065	Ansys Inc., (2)	1,639,399
53,540	Autodesk, Inc., (2)	2,898,656
51,724	Cadence Design Systems, Inc., (2)	1,256,893
11,986	CDK Global Inc.	665,103
1,182,453	Microsoft Corporation, (3)	60,506,120
1,584	Microstrategy Inc., Class A, (2)	277,232
11,112	Open Text Corporation	657,386
49,954	Oracle Corporation	2,044,617
12,402	Parametric Technology Corporation, (2)	466,067
15,606	Red Hat, Inc., (2)	1,132,996
25,778	Synopsys Inc., (2), (3)	1,394,074
	Total Software	72,938,543

	Specialty Retail – 2.5%

14,900	Aaron Rents Inc.	326,161
4,472	Advance Auto Parts, Inc.	722,809
18,980	Ascena Retail Group Inc., (2)	132,670
5,810	AutoZone, Inc., (2)	4,612,210
49,481	CarMax, Inc., (2)	2,426,053
17,540	Dick’s Sporting Goods Inc.	790,352
29,751	L Brands Inc.	1,997,185
23,554	Rent-A-Center Inc.	289,243
9,285	Signet Jewelers Limited	765,177
32,391	Tiffany & Co.	1,964,190
36,637	TJX Companies, Inc.	2,829,476
2,384	Williams-Sonoma Inc.	124,278
	Total Specialty Retail	16,979,804

NUVEEN	45

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 11.4%

801,930	Apple, Inc., (3)			$76,664,507
36,925	EMC Corporation			1,003,252
19,045	Hewlett Packard Enterprise Company			347,952
19,045	HP Inc.			239,015
	Total Technology Hardware, Storage & Peripherals			78,254,726

	Textiles, Apparel & Luxury Goods – 0.7%

14,784	Coach, Inc.			602,300
7,396	PVH Corporation			696,925
17,800	Skechers USA Inc., Class A, (2)			529,016
42,700	Under Armour, Inc., Class A, (2)			1,713,551
26,890	Under Armour, Inc., Class C, (2)			978,778
	Total Textiles, Apparel & Luxury Goods			4,520,570

	Tobacco – 0.3%

12,975	Altria Group, Inc.			894,756
10,023	Philip Morris International			1,019,540
	Total Tobacco			1,914,296

	Wireless Telecommunication Services – 0.2%

19,244	Telephone and Data Systems Inc.			570,777
13,012	United States Cellular Corporation, (2)			510,981
	Total Wireless Telecommunication Services			1,081,758
	Total Long-Term Investments (cost $353,439,930)			691,166,159

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3%

	REPURCHASE AGREEMENTS – 1.3%

$9,038	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $9,037,887, collateralized by $8,345,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $9,221,225	0.030%	7/01/16	$9,037,879
	Total Short-Term Investments (cost $9,037,879)			9,037,879
	Total Investments (cost $362,477,809) – 102.1%			700,204,038
	Other Assets Less Liabilities – (2.1)% (4)			(14,674,868)
	Net Assets – 100%			$685,529,170

Investments in Derivatives as of June 30, 2016

Call Options Purchased

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
100	Microsoft Corporation	$550,000	7/15/16	$55	$150
180	S&P 500® Index	38,520,000	7/15/16	2,140	61,650
180	S&P 500® Index	40,050,000	8/19/16	2,225	18,450
460	Total Options Purchased (premiums paid $211,839)	$79,120,000			$80,250

46	NUVEEN

Call Options Written

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
(878)	NASDAQ 100® Index	$(384,125,000)	7/15/16	$4,375	$(6,615,730)
(180)	S&P 500® Index	(37,260,000)	7/15/16	2,070	(690,300)
(1,058)	Total Options Written (premiums received $7,464,336)	$(421,385,000)			$(7,306,030)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	47

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Assets
Long-term investments, at value (cost $857,392,513, $374,390,957, $156,135,232 and $353,439,930, respectively)	$1,376,420,412	$567,093,456	$237,749,153	$691,166,159
Short-term investments, at value (cost $40,489,359, $12,674,700, $2,172,418 and $9,037,879, respectively)	40,489,359	12,675,186	2,172,418	9,037,879
Cash	13,279	—	—	—
Option purchased, at value (premiums paid $—, $170,136, $72,149 and $211,839)	—	64,163	26,850	80,250
Receivable for:
Dividends	1,546,874	334,114	261,291	155,136
Interest	34	6	2	8
Investments sold	—	3,095,080	2,209,335	5,532,335
Reclaims	—	—	—	329
Other assets	196,793	25,058	31,955	57,684
Total assets	1,418,666,751	583,287,063	242,451,004	706,029,780
Liabilities
Options written, at value (premiums received $26,412,849, $5,300,253, $2,219,042 and $7,464,336, respectively)	30,916,180	6,404,580	2,646,150	7,306,030
Payable for dividends	23,856,163	9,488,191	3,991,297	12,501,366
Accrued expenses:
Management fees	938,118	397,828	158,882	480,136
Trustees fees	186,163	21,115	28,258	60,305
Other	273,650	306,740	78,324	152,773
Total liabilities	56,170,274	16,618,454	6,902,911	20,500,610
Net assets	$1,362,496,477	$566,668,609	$235,548,093	$685,529,170
Shares outstanding	103,554,549	36,085,350	16,152,579	36,564,414
Net asset value (“NAV”) per share outstanding	$13.16	$15.70	$14.58	$18.75
Net assets consist of:
Shares, $0.01 par value per share	$1,035,545	$360,854	$161,526	$365,644
Paid-in surplus	890,401,406	389,742,907	182,965,412	357,337,880
Undistributed (Over-distribution of) net investment income	(40,066,842)	(14,315,570)	(6,438,745)	(23,782,586)
Accumulated net realized gain (loss)	(3,398,196)	(612,267)	(22,281,614)	13,855,286
Net unrealized appreciation (depreciation)	514,524,564	191,492,685	81,141,514	337,752,946
Net assets	$1,362,496,477	$566,668,609	$235,548,093	$685,529,170
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

48	NUVEEN

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Investment Income
Dividends (net of foreign tax withheld of $2,258, $—, $— and $3,911, respectively)	$15,519,697	$7,521,993	$2,723,763	$5,068,046
Interest	7,048	7,024	137	486
Total investment income	15,526,745	7,529,017	2,723,900	5,068,532
Expenses
Management fees	5,626,430	2,378,211	946,797	2,901,046
Custodian fees	67,576	44,233	28,719	47,817
Trustees fees	18,752	7,910	3,303	9,881
Professional fees	50,787	30,128	25,470	39,349
Shareholder reporting expenses	166,635	50,784	26,231	56,117
Shareholder servicing agent fees	1,093	389	143	413
Stock exchange listing fees	16,537	5,762	3,895	—
Investor relations expenses	232,790	64,512	25,216	100,383
Other	121,022	65,252	26,581	101,022
Total expenses	6,301,622	2,647,181	1,086,355	3,256,028
Net investment income (loss)	9,225,123	4,881,836	1,637,545	1,812,504
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	42,954,627	3,992,539	9,706,323	24,082,251
Options purchased	—	(126,686)	(83,419)	(147,600)
Options written	(783,958)	(3,996,628)	(1,548,329)	3,938,650
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	292,684	13,082,680	(3,247,221)	(48,533,460)
Options purchased	—	(105,973)	(45,299)	(131,589)
Options written	(21,789,233)	(1,465,723)	(604,618)	(518,188)
Net realized and unrealized gain (loss)	20,674,120	11,380,209	4,177,437	(21,309,936)
Net increase (decrease) in net assets from operations	$29,899,243	$16,262,045	$5,814,982	$(19,497,432)

See accompanying notes to financial statements.

NUVEEN	49

Statement of Changes in Net Assets	(Unaudited)

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$9,225,123	$17,509,476	$4,881,836	$8,996,885
Net realized gain (loss) from:
Investments and foreign currency	42,954,627	73,527,141	3,992,539	12,656,612
Options purchased	—	—	(126,686)	462,569
Options written	(783,958)	39,402,678	(3,996,628)	4,416,871
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	292,684	(73,165,116)	13,082,680	(25,933,280)
Options purchased	—	—	(105,973)	—
Options written	(21,789,233)	14,206,473	(1,465,723)	90,478
Net increase (decrease) in net assets from operations	29,899,243	71,480,652	16,262,045	690,135
Distributions to Shareholders
From and in excess of net investment income	(49,291,965)	—	(19,197,406)	—
From net investment income	—	(103,140,331)	—	(23,350,404)
From accumulated net realized gains	—	—	—	(2,657,425)
Return of capital	—	—	—	(12,386,984)
Decrease in net assets from distributions to shareholders	(49,291,965)	(103,140,331)	(19,197,406)	(38,394,813)
Net increase (decrease) in net assets	(19,392,722)	(31,659,679)	(2,935,361)	(37,704,678)
Net assets at the beginning of period	1,381,889,199	1,413,548,878	569,603,970	607,308,648
Net assets at the end of period	$1,362,496,477	$1,381,889,199	$566,668,609	$569,603,970
Undistributed (Over-distribution of) net investment income at the end of period	$(40,066,842)	$—	$(14,315,570)	$—

See accompanying notes to financial statements.

50	NUVEEN

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$1,637,545	$3,251,096	$1,812,504	$3,999,705
Net realized gain (loss) from:
Investments and foreign currency	9,706,323	14,499,229	24,082,251	54,271,896
Options purchased	(83,419)	(222,728)	(147,600)	(177,298)
Options written	(1,548,329)	2,036,012	3,938,650	(9,277,584)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,247,221)	(17,568,196)	(48,533,460)	5,718,931
Options purchased	(45,299)	454,835	(131,589)	815,063
Options written	(604,618)	142,423	(518,188)	179,409
Net increase (decrease) in net assets from operations	5,814,982	2,592,671	(19,497,432)	55,530,122
Distributions to Shareholders
From and in excess of net investment income	(8,076,290)	—	(25,595,090)	—
From net investment income	—	(11,359,070)	—	(15,659,622)
From accumulated net realized gains	—	—	—	(35,530,557)
Return of capital	—	(5,504,222)	—	—
Decrease in net assets from distributions to shareholders	(8,076,290)	(16,863,292)	(25,595,090)	(51,190,179)
Net increase (decrease) in net assets	(2,261,308)	(14,270,621)	(45,092,522)	4,339,943
Net assets at the beginning of period	237,809,401	252,080,022	730,621,692	726,281,749
Net assets at the end of period	$235,548,093	$237,809,401	$685,529,170	$730,621,692
Undistributed (Over-distribution of) net investment income at the end of period	$(6,438,745)	$—	$(23,782,586)	$—

See accompanying notes to financial statements.

NUVEEN	51

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending NAV	Ending Share Price

S&P 500 Buy-Write Income (BXMX)
Year Ended 12/31:
2016(e)	$13.34	$0.09	$0.21	$0.30	$(0.48	)****	$—	$—	$(0.48)	$—		$13.16	$13.03
2015	13.65	0.17	0.52	0.69	(1.00)		—	—	(1.00)	—		13.34	13.43
2014	13.81	0.17	0.67	0.84	(0.19)		—	(0.81)	(1.00)	—		13.65	12.11
2013	13.13	0.20	1.56	1.76	(0.20)		—	(0.88)	(1.08)	—		13.81	12.55
2012	12.89	0.24	1.08	1.32	(0.25)		—	(0.83)	(1.08)	—	*	13.13	11.83
2011	13.34	0.23	0.48	0.71	(0.75)		—	(0.41)	(1.16)	—	*	12.89	11.18

Dow 30SM Dynamic Overwrite (DIAX)
Year Ended 12/31:
2016(e)	15.78	0.14	0.31	0.45	(0.53	)****	—	—	(0.53)	—		15.70	14.53
2015	16.83	0.25	(0.24)	0.01	(0.65)		(0.07)	(0.34)	(1.06)	—		15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)		(0.09)	(0.75)	(1.06)	—		16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)		(0.43)	(0.09)	(1.06)	—		16.62	15.57
2012	14.23	0.25	0.92	1.17	(0.53)		—	(0.53)	(1.06)	—		14.34	13.25
2011	14.39	0.23	0.77	1.00	(0.30)		—	(0.86)	(1.16)	—		14.23	13.12

S&P 500 Dynamic Overwrite (SPXX)
Year Ended 12/31:
2016(e)	14.72	0.10	0.26	0.36	(0.50	)****	—	—	(0.50)	—		14.58	13.52
2015	15.61	0.20	(0.05)	0.15	(0.70)		—	(0.34)	(1.04)	—		14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)		—	(0.85)	(1.04)	—		15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)		—	(0.90)	(1.12)	—		15.68	14.12
2012	13.96	0.25	1.27	1.52	(0.26)		—	(0.86)	(1.12)	—	*	14.36	12.93
2011	14.41	0.24	0.42	0.66	(0.40)		—	(0.72)	(1.12)	0.01		13.96	12.07

Nasdaq 100 Dynamic Overwrite (QQQX)
Year Ended 12/31:
2016(e)	19.98	0.05	(0.58)	(0.53)	(0.70	)****	—	—	(0.70)	—		18.75	17.86
2015	19.86	0.11	1.41	1.52	(0.43)		(0.97)	—	(1.40)	—		19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)		(0.48)	(0.81)	(1.36)	—		19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)		—	(1.14)	(1.21)	—		18.54	17.80
2012	14.11	0.06	2.21	2.27	(0.06)		—	(1.15)	(1.21)	—		15.17	15.08
2011	14.67	(0.01)	0.69	0.68	(0.47)		(0.77)	—	(1.24)	—		14.11	13.03

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

52	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.27%	0.65%	$1,362,496	0.94	%***	1.38	%***	N/A	N/A	4%
5.17	19.80	1,381,889	0.91		1.24		N/A	N/A	8
6.20	4.31	1,413,549	1.02		1.21		N/A	N/A	14
13.85	15.53	531,112	0.96		1.48		N/A	N/A	—	**
10.43	15.58	504,982	0.96		1.78		0.91%	1.84%	3
5.63	(3.41)	496,085	0.97		1.60		0.84	1.73	4

2.90	4.98	566,669	0.96	***	1.77	***	N/A	N/A	6
0.17	0.18	569,604	0.93		1.52		N/A	N/A	18
7.93	5.89	607,309	1.12		1.08		N/A	N/A	6
23.93	26.09	199,699	1.01		1.42		N/A	N/A	21
8.27	9.04	172,266	1.00		1.73		N/A	N/A	3
7.27	(1.86)	171,003	1.02		1.63		N/A	N/A	—

2.48	4.15	235,548	0.94	***	1.42	***	N/A	N/A	11
1.09	1.70	237,809	0.92		1.32		N/A	N/A	21
6.37	8.88	252,080	0.96		1.23		N/A	N/A	8
17.47	18.32	253,216	0.96		1.43		N/A	N/A	1
11.03	16.58	232,005	0.96		1.74		N/A	N/A	1
4.89	(4.88)	225,664	0.96		1.66		N/A	N/A	4

(2.68)	(4.22)	685,529	0.95	***	0.53	***	N/A	N/A	13
7.97	8.47	730,622	0.93		0.54		N/A	N/A	15
14.94	16.12	726,282	1.00		0.32		N/A	N/A	17
31.30	27.04	343,130	1.00		0.44		N/A	N/A	9
15.98	25.05	280,033	1.01		0.40		N/A	N/A	1
4.82	0.91	260,176	1.04		(0.04)		N/A	N/A	51

(c)	After expense reimbursement from Adviser, where applicable. As of October 31, 2012, the Adviser is no longer reimbursing S&P 500 Buy-Write Income (BXMX), for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended June 30, 2016.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 1%.
***	Annualized.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2016, (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).

See accompanying notes to financial statements.

NUVEEN	53

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NASDAQ National Market (“NASDAQ”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (“S&P 500 Buy-Write Income (BXMX)”)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow 30SM Dynamic Overwrite (DIAX)”)

•	Nuveen S&P 500 Dynamic Overwrite Fund (“S&P 500 Dynamic Overwrite (SPXX)”)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (“Nasdaq 100 Dynamic Overwrite (QQQX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for Dow 30SM Dynamic Overwrite (DIAX) and Nasdaq 100 Dynamic Overwrite (QQQX)) closed-end management investment companies. Shares of S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX) and S&P 500 Dynamic Overwrite (SPXX) are traded on the NYSE while shares of NASDAQ 100 Dynamic Overwrite (QQQX) are traded on the NASDAQ. S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq 100 Dynamic Overwrite (QQQX) were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (Nuveen). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages S&P 500 Buy-Write Income’s (BXMX) investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq Premium Income & Growth (QQQX).

Investment Objectives and Principal Investment Strategies

S&P 500 Buy-Write Income’s (BXMX) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Dow 30SM Dynamic Overwrite’s (DIAX) investment objective is to seek attractive total return with less volatility than the DJIA. The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the Dow Jones Industrial AverageSM (“DJIA”), as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

S&P 500 Dynamic Overwrite’s (SPXX) investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

Nasdaq 100 Dynamic Overwrite’s (QQQX) investment objective is to seek attractive total return with less volatility than the NASDAQ 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the NASDQ-100 Index, as well other broad-based indexes and options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of

54	NUVEEN

the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting

NUVEEN	55

Notes to Financial Statements (Unaudited) (continued)

agreements allows each Fund to offset certain securities and derivatives with to a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a

56	NUVEEN

foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

S&P 500 Buy-Write Income (BXMX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,376,420,412	$—	$—	$1,376,420,412

Short-Term Investments:
Repurchase Agreements	—	40,489,359	—	40,489,359

Investments in Derivatives:
Options Written	(30,916,180)	—	—	(30,916,180)
Total	$1,345,504,232	$40,489,359	$—	$1,385,993,591
Dow 30SM Dynamic Overwrite (DIAX)
Long-Term Investments*:
Common Stocks	$567,093,456	$—	$—	$567,093,456

Short-Term Investments:
Repurchase Agreements	—	7,677,471	—	7,677,471
U.S. Government and Agency Obligations	—	4,997,715	—	4,997,715

Investments in Derivatives:
Options Purchased	64,163	—	—	64,163
Options Written**	(6,366,100)	(38,480)	—	(6,404,580)
Total	$560,791,519	$12,636,706	$—	$573,428,225
S&P 500 Dynamic Overwrite (SPXX)
Long-Term Investments*:
Common Stocks	$237,749,153	$—	$—	$237,749,153

Short-Term Investments:
Repurchase Agreements	—	2,172,418	—	2,172,418

Investments in Derivatives:
Options Purchased	26,850	—	—	26,850
Options Written	(2,646,150)	—	—	(2,646,150)
Total	$235,129,853	$2,172,418	$—	$237,302,271

NUVEEN	57

Notes to Financial Statements (Unaudited) (continued)

NASDAQ 100 Dynamic Overwrite (QQQX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$691,166,159	$—	$—	$691,166,159

Short-Term Investments:
Repurchase Agreements	—	9,037,879	—	9,037,879

Investments in Derivatives:
Options Purchased	80,250	—	—	80,250
Options Written	(7,306,030)	—	—	(7,306,030)
Total	$683,940,379	$9,037,879	$—	$692,978,258
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

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The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
S&P 500 Buy-Write Income (BXMX)	Fixed Income Clearing Corporation	$40,489,359	$(40,489,359)	$—
Dow 30SM Dynamic Overwrite (DIAX)	Fixed Income Clearing Corporation	$7,677,471	$(7,677,471)	$—
S&P 500 Dynamic Overwrite (SPXX)	Fixed Income Clearing Corporation	$2,172,418	$(2,172,418)	$—
Nasdaq 100 Dynamic Overwrite (QQQX)	Fixed Income Clearing Corporation	$9,037,879	$(9,037,879)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in values of the options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, S&P 500 Buy-Write Income (BXMX) sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaged 99% of the Fund’s assets.

During the current fiscal period, DOW 30sm (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq 100 Dynamic Overwrite (QQQX) each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options averaging 60% of each Fund’s assets. Each Fund also purchased a small amount of call options as part of its overwrite strategy and sold put options on up to 5% of its portfolio.

NUVEEN	59

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of outstanding options contracts purchased and options contracts written during the current fiscal period, was as follows:

		Dow 30 Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options purchased*		$21,076,667	$8,996,667	$26,540,000

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options written*	$(1,335,023,500)	$(335,935,192)	$(139,962,167)	$(418,121,667)

		Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding put options written*		$(9,600,000)	$(3,900,000)	$(12,000,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
S&P 500 Buy-Write Income (BXMX)
Equity price	Options	—	$—	Options written, at value	$(30,916,180)
Dow 30SM Dynamic Overwrite (DIAX)
Equity price	Options	Options purchased, at value	$64,163	Options written, at value	$(6,404,580)
S&P 500 Dynamic Overwrite (SPXX)
Equity price	Options	Options purchased, at value	$26,850	Options written, at value	$(2,646,150)
Nasdaq 100 Dynamic Overwrite (QQQX)
Equity price	Options	Options purchased, at value	$80,250	Options written, at value	$(7,306,030)

The following table presents the options written subject to netting agreements, as well as the collateral delivered related to those options written as of the end of the reporting period.

Fund	Counterparty	Gross Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Net Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Dynamic Overwrite (DIAX)	Deutsche Bank	$(38,480)	$—	$(38,480)	$—	$(38,480)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
S&P 500 Buy-Write Income (BXMX)	Equity price	Options Written	$(783,958)	$(21,789,233)
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Purchased	(126,686)	(105,973)
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Written	(3,996,628)	(1,465,723)
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Purchased	(83,419)	(45,299)
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Written	(1,548,329)	(604,618)
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Purchased	(147,600)	(131,589)
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Written	3,938,650	(518,188)

60	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Funds did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Purchases	$48,980,168	$32,571,049	$26,631,876	$90,383,106
Sales	68,854,450	51,758,501	34,924,820	108,665,362

Transactions in options written during the current reporting period, were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	6,617	$34,073,972	3,038	$4,768,102
Options written	38,558	150,402,676	132,355	45,603,632
Options terminated in closing purchase transactions	(38,686)	(158,063,799)	(18,374)	(41,656,504)
Options expired	—	—	(114,959)	(3,414,977)
Options outstanding, end of period	6,489	$26,412,849	2,060	$5,300,253

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	652	$2,074,282	970	$6,614,469
Options written	64,603	19,214,180	128,566	62,883,023
Options terminated in closing purchase transactions	(7,878)	(17,326,261)	(14,546)	(53,048,162)
Options expired	(56,687)	(1,743,159)	(113,932)	(8,984,994)
Options outstanding, end of period	690	$2,219,042	1,058	$7,464,336

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

NUVEEN	61

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Cost of investments	$898,498,687	$387,233,321	$158,307,650	$362,512,561
Gross unrealized:
Appreciation	$569,697,764	$203,732,384	$92,669,563	$343,172,604
Depreciation	(51,286,680)	(11,197,063)	(11,055,642)	(5,481,127)
Net unrealized appreciation (depreciation) of investments	$518,411,084	$192,535,321	$81,613,921	$337,691,477

Permanent differences, primarily due to foreign currency transactions, federal taxes paid, investments in passive foreign investment companies, nondeductible reorganization expenses, real estate investment trust adjustments, deemed dividend due to corporate actions and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2015, the Funds’ last tax year end, as follows:
	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Paid-in surplus	$(85,452,692)	$(14,354,119)	$(8,030,437)	$(10,086,791)
Undistributed (Over-distribution of) net investment income	85,630,855	14,353,519	8,107,974	11,659,926
Accumulated net realized gain (loss)	(178,163)	600	(77,537)	(1,573,135)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ last tax year end, were as follows:
	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
2015	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Distributions from net ordinary income[1]	$103,140,331	$23,350,404	$11,359,070	$15,777,079
Distributions from net long-term capital gains	—	2,657,425	—	35,423,100
Return of capital	—	12,386,984	5,504,222	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

As of December 31, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

62	NUVEEN

	S&P 500 Buy-Write Income (BXMX)[3]	S&P 500 Dynamic Overwrite (SPXX)
Expiration:
December 31, 2017	$22,707,245	22,481,967
December 31, 2018	4,958,903	7,655,485
Not subject to expiration	—	—
Total	$27,666,148	$30,137,452
[3] A portion of S&P 500 Buy-Write Income’s (BXMX) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended December 31, 2015, the Funds utilized capital loss carryforwards as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Utilized capital loss carryforwards	$127,064,296	$15,121,392	$16,944,068	$22,925,868

7. Management Fees and Other Transactions with Affiliates

Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	S&P 500 Buy-Write Income (BXMX)	DOW 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

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Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee rate for each of these Funds was 0.1614%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

64	NUVEEN

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***	Margaret L. Wolff
Margo Cook**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	John K. Nelson	William J. Schneider

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	65

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1 .0 have been, and are expected to be, less volatile than the benchmark.

■	Chicago Board Options Exchange (CBOE) S&P 500 Buy-Write Index (BXM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® Index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXD): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXN): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

66	NUVEEN

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXN), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% NASDAQ-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) S&P 500 Buy-Write Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index and 2) 45% S&P 500® Index, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

NUVEEN	67

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

68	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and (a) in the case of Nuveen Dow 30SM Dynamic Overwrite Fund (the “Dow 30 Fund”), Nuveen S&P 500 Dynamic Overwrite Fund (the “S&P 500 Dynamic Overwrite Fund”) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (the “Nasdaq 100 Fund”), Nuveen Asset Management, LLC (“NAM”) and (b) in the case of Nuveen S&P 500 Buy-Write Income Fund (the “S&P 500 Buy-Write Income Fund”), Gateway Investment Advisers, LLC (“Gateway” and, together with NAM, the “Sub-Advisers”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive

NUVEEN	69

Annual Investment Management Agreement Approval Process (continued)

consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations

70	NUVEEN

program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The

NUVEEN	71

Annual Investment Management Agreement Approval Process (continued)

Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Dow 30 Fund, the Board noted that the Fund performed in the third quartile in the one-year period and second quartile in the three- and five-year periods. Although the Fund underperformed its blended benchmark in the one-year period, the Fund outperformed its blended benchmark in the three- and five-year periods. The Board determined that the Fund’s performance was satisfactory.

For the S&P 500 Dynamic Overwrite Fund, the Board noted that the Fund ranked in the third quartile for the one- and three- periods and the second quartile in the five-year period. The Board, however, noted that the Fund underperformed its blended benchmark in the one-, three-year and five-year periods. Notwithstanding the foregoing, the Board recognized that the Fund was repositioned and the sub-adviser changed in 2014 and, therefore, the past performance prior to such time reflected performance under a different sub-adviser and investment parameters. The Board determined that the Fund’s performance was satisfactory.

For the Nasdaq 100 Fund, the Board noted that the Fund performed in the first quartile in the one-, three- and five-year periods and while the Fund underperformed its blended benchmark in the one-year period, the Fund outperformed such blended benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

For the S&P 500 Buy-Write Income Fund, the Board noted that the Fund performed in the first quartile for the one-year period and the second quartile for the three- and five-year periods and, although the Fund underperformed its overwrite benchmark in the one-year period, the Fund outperformed such overwrite benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board

72	NUVEEN

noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund other than the S&P 500 Buy-Write Income Fund had an affiliated sub-adviser (i.e., NAM) and that the S&P 500 Buy-Write Income Fund had an unaffiliated sub-adviser (i.e., Gateway). With respect to affiliated sub-advisers, including NAM, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since each Fund had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the applicable Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

With respect to Gateway, the unaffiliated Sub-Adviser, the Independent Board Members considered the fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid to such Sub-Adviser for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that the fees paid to Gateway were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also

NUVEEN	73

Annual Investment Management Agreement Approval Process (continued)

noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that NAM, the sub-adviser to three of the Funds, is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to NAM, the Sub-Adviser affiliated with Nuveen, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2015. With respect to Gateway, the Independent Board Members considered such Sub-Adviser’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s

74	NUVEEN

investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the applicable Sub-Adviser and that NAM may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that NAM may benefit from soft dollar arrangements if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the applicable Funds to the extent it enhances the ability of such Sub-Adviser to manage such Funds.

With respect to Gateway, the Independent Board Members noted that such Sub-Adviser has not participated in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed.

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-D-0616D        18678-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Dynamic Overwrite Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016